Exhibit 99.2

January 18, 2022	Analyst Contact:	Brandon Lohse 918-947-7472
	Media Contact:	Leah Harper 918-947-7123

ONE Gas Issues 2022 Financial Guidance;
Narrows 2021 Financial Guidance; and
Announces New ESG Goal for Emissions Reduction

Five-year Financial Growth Rates Updated;
Capital Investments Forecast Increased

TULSA, Okla. - Jan. 18, 2022 - ONE Gas, Inc. (NYSE: OGS) today issued its financial guidance for 2022 and updated its five-year growth rates, narrowed its 2021 financial guidance range and announced a new goal for emissions reduction from its vintage pipeline replacement program.

"We are expanding our core business by capitalizing on the significant organic growth opportunities in our service territory," said Robert S. McAnnally, president and chief executive officer. "Our focus on growth while reducing emissions leverages the unique opportunities presented by our assets to meet our customers' demand for affordable, reliable and renewable energy, now and into the future."

2022 FINANCIAL GUIDANCE

ONE Gas (the Company) expects 2022 net income to be in the range of $215 million to $227 million, with earnings per diluted share of $3.96 to $4.20. The midpoint of 2022 guidance is net income of $221 million and earnings per diluted share of $4.08.

The Company's 2022 earnings guidance includes the benefit of new rates and customer growth, offset by higher operating expenses, including depreciation expense from capital investments, and assumes normal weather.

Capital investments, including asset removal costs, are expected to be approximately $650 million in 2022, a 20% increase from 2021. Over 65% of these expenditures are targeted for system integrity and replacement projects. Capital investments for extensions to new customers are expected to be approximately $190 million, an increase of over 25% from 2021, primarily due to significant growth opportunities in Texas and Oklahoma. The anticipated average rate base for 2022 is $4.64 billion, calculated consistent with utility ratemaking in each jurisdiction.

-more-

ONE Gas Issues 2022 Financial Guidance; Narrows 2021 Financial Guidance; and
Announces New ESG Goal for Emissions Reduction
January 18, 2022

As previously announced, the ONE Gas board of directors increased the first quarter dividend to $0.62 per share, resulting in an annualized dividend (subject to board of directors’ approval) of $2.48 per share, an increase of 6.9% over 2021.

FIVE-YEAR FINANCIAL GROWTH RATES

For the five years ending 2026, capital investments, including asset removal costs, are expected to be in the range of $650 million to $750 million per year, or approximately $3.5 billion for the five-year period, an increase of 19% from the previous five-year plan. The increase in capital supports estimated average rate base growth of 8% to 9% per year through 2026, an increase from the prior five-year forecast of 7% to 8%.

While continuing to allocate more than 65% of total capital investments to system integrity and replacement projects, the Company anticipates strong growth, primarily in Texas and Oklahoma. Over the five-year period ending 2026, growth capital is estimated to be approximately $1.1 billion, an increase of 23% from the previous five-year plan.

Net income is expected to increase by an average of 8% to 10% annually through 2026, up from 6% to 8%, with diluted earnings per share now at 6% to 8%, up from 5% to 7%.

Operating costs over the five years are expected to increase on average approximately 4% per year.

ONE Gas estimates total net financing needs for the period 2022 through 2026 of approximately $1.6 billion, of which approximately 25% is expected to be equity.

The average annual dividend growth rate is expected to remain 6% to 8% through 2026, subject to board of directors’ approval, with a target dividend payout ratio of 55% to 65% of net income.

2021 FINANCIAL GUIDANCE

The Company also narrowed its 2021 guidance to earnings of $3.83 to $3.87 per diluted share from the previous range of $3.80 to $3.90 per diluted share. Net income is now expected to be in the range of $206 million to $208 million. Capital investments are still expected to be $540 million.

NEW EMISSIONS REDUCTION GOAL

ONE Gas believes that natural gas assets will continue to play a pivotal role in ushering in a cleaner energy future and that it is uniquely positioned to deliver affordable, reliable and renewable energy to customers, now and into the future. The Company continues to lower methane emissions from its distribution operations through pipeline replacement, damage prevention and other operational practices. By 2035, ONE Gas expects to achieve a 55% reduction in emissions due to leaks from its distribution pipelines, measured from a 2005 baseline and accounting for projected system growth. The Company expects to achieve this goal primarily through its vintage pipeline replacement and protection program.

-more-

ONE Gas Issues 2022 Financial Guidance; Narrows 2021 Financial Guidance; and
Announces New ESG Goal for Emissions Reduction
January 18, 2022

ONE Gas is pursuing other opportunities to lower net methane emissions, including transporting renewable natural gas (RNG) on its system. To date, the Company has executed eight letter agreements for biogas development projects that are expected to produce up to one billion cubic feet of RNG per year. Also, in its recent rate case, Oklahoma Natural Gas was authorized to spend $5 million annually to purchase RNG as part of its natural gas supply portfolio and recover the cost through its purchased gas-cost mechanism.

INVESTOR PRESENTATION

Additional information can be found in the 2022 Financial Guidance investor presentation on the ONE Gas website at https://www.onegas.com/investors/financials-and-filings/guidance.

Guidance estimates may be impacted by the variables in the forward-looking statements listed below.
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ONE Gas, Inc. (NYSE: OGS) is a 100% regulated natural gas utility, and trades on the New York Stock Exchange under the symbol “OGS.” ONE Gas is included in the S&P MidCap 400 Index and is one of the largest natural gas utilities in the United States.

Headquartered in Tulsa, Oklahoma, ONE Gas provides a reliable and affordable energy choice to more than 2.2 million customers in Kansas, Oklahoma and Texas. Its divisions include Kansas Gas Service, the largest natural gas distributor in Kansas; Oklahoma Natural Gas, the largest in Oklahoma; and Texas Gas Service, the third largest in Texas, in terms of customers.

For more information and the latest news about ONE Gas, visit onegas.com and follow its social channels: @ONEGas, Facebook, LinkedIn and YouTube.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The forward-looking statements relate to our anticipated financial performance, liquidity, management’s plans and objectives for our future operations, our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "should," "goal," "forecast," "guidance," "could," "may," "continue," "might," "potential," "scheduled," "likely," and other words and terms of similar meaning.

One should not place undue reliance on forward-looking statements, which are applicable only as of the date of this news release. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•our ability to recover costs (including operating costs and increased commodity costs related to Winter Storm Uri), income taxes and amounts equivalent to the cost of property, plant and equipment, regulatory assets and our allowed rate of return in our regulated rates;
•our ability to manage our operations and maintenance costs;
•the concentration of our operations in Kansas, Oklahoma, and Texas;
•changes in regulation of natural gas distribution services, particularly those in Oklahoma, Kansas and Texas;
-more-

ONE Gas Issues 2022 Financial Guidance; Narrows 2021 Financial Guidance; and
Announces New ESG Goal for Emissions Reduction
January 18, 2022

•regulations in local jurisdictions in which we operate authorizing utilities to record in a regulatory asset account or comparable account the expenses associated with Winter Storm Uri, including but not limited to gas costs, other costs related to the procurement and transportation of gas supply and the associated financing costs;
•the economic climate and, particularly, its effect on the natural gas requirements of our residential and commercial customers;
•the length and severity of a pandemic or other health crisis, such as the outbreak of COVID-19, including the impact to our operations, customers, contractors, vendors and employees, the effectiveness of vaccine campaigns (including the COVID-19 vaccine campaign) on our workforce and customers and the effect of other measures or mandates that international, federal, state and local governments, agencies, law enforcement and/or health authorities may implement to address the pandemic or other health crises, which could (as with COVID-19) precipitate or exacerbate one or more of the above-mentioned and/or other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period;
•competition from alternative forms of energy, including, but not limited to, electricity, solar power, wind power, geothermal energy and biofuels;
•conservation and energy efficiency efforts of our customers;
•adverse weather conditions and variations in weather, including seasonal effects on demand and/or supply, the occurrence of storms, including Winter Storm Uri in the territories in which we operate, and climate change, and the related effects on supply, demand and costs;
•indebtedness could make us more vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantage compared with competitors;
•our ability to secure reliable, competitively priced and flexible natural gas transportation and supply, including decisions by natural gas producers to reduce production or shut-in producing natural gas wells and expiration of existing supply and transportation and storage arrangements that are not replaced with contracts with similar terms and pricing;
•our ability to complete necessary or desirable expansion or infrastructure development projects, which may delay or prevent us from serving our customers or expanding our business;
•operational and mechanical hazards or interruptions;
•adverse labor relations;
•the effectiveness of our strategies to reduce earnings lag, margin protection strategies and risk mitigation strategies, which may be affected by risks beyond our control such as commodity price volatility, counterparty performance or creditworthiness and interest rate risk;
•the capital-intensive nature of our business, and the availability of and access to, in general, funds to meet our debt obligations prior to or when they become due and to fund our operations and capital expenditures, either through (i) cash on hand, (ii) operating cash flow, or (iii) access to the capital markets and other sources of liquidity;
•our ability to borrow funds, if needed, to meet our liquidity needs including raising the funds on commercially reasonable terms, or on terms acceptable to us, or at all;
•limitations on our operating flexibility, earnings and cash flows due to restrictions in our financing arrangements;
•cross-default provisions in our borrowing arrangements, which may lead to our inability to satisfy all of our outstanding obligations in the event of a default on our part;
•changes in the financial markets during the periods covered by the forward-looking statements, particularly those affecting the availability of capital and our ability to refinance existing debt and fund investments and acquisitions to execute our business strategy;
•actions of rating agencies, including the ratings of debt, general corporate ratings and changes in the rating agencies’ ratings criteria;
•changes in inflation and interest rates;
•our ability to recover the costs of natural gas purchased for our customers, including those related to Winter Storm Uri and any related financing required to support our purchase of natural gas supply, including the securitized financings currently contemplated in each of our jurisdictions;
•impact of potential impairment charges;
•volatility and changes in markets for natural gas and our ability to secure additional and sufficient liquidity on reasonable commercial terms to cover costs associated with such volatility;
-more-

ONE Gas Issues 2022 Financial Guidance; Narrows 2021 Financial Guidance; and
Announces New ESG Goal for Emissions Reduction
January 18, 2022

•possible loss of local distribution company franchises or other adverse effects caused by the actions of municipalities;
•payment and performance by counterparties and customers as contracted and when due, including our counterparties maintaining ordinary course terms of supply and payments;
•changes in existing or the addition of new environmental, safety, tax (including imposition of a carbon, methane or similar tax) and other laws to which we and our subsidiaries are subject, including those that may require significant expenditures, significant increases in operating costs or, in the case of noncompliance, substantial fines or penalties;
•delays, increase pricing or unavailability of certain products, goods, and materials due to global supply chain issues;
•the effectiveness of our risk-management policies and procedures, and employees violating our risk-management policies;
•the uncertainty of estimates, including accruals and costs of environmental remediation;
•advances in technology, including technologies that increase efficiency or that improve electricity’s competitive position relative to natural gas;
•population growth rates and changes in the demographic patterns of the markets we serve, and conditions in these areas’ housing markets;
•acts of nature and the potential effects of threatened or actual terrorism and war;
•cyber-attacks, which, according to experts, have increased in volume and sophistication since the beginning of the COVID-19 pandemic, or breaches of technology systems that could disrupt our operations or result in the loss or exposure of confidential or sensitive customer, employee or Company information; further, increased remote working arrangements as a result of the pandemic have required enhancements and modifications to our IT infrastructure (e.g. Internet, Virtual Private Network, remote collaboration systems, etc.), and any failures of the technologies, including third-party service providers, that facilitate working remotely could limit our ability to conduct ordinary operations or expose us to increased risk or effect of an attack;
•the sufficiency of insurance coverage to cover losses;
•the effects of our strategies to reduce tax payments;
•the effects of litigation and regulatory investigations, proceedings, including our rate cases, or inquiries and the requirements of our regulators as a result of the Tax Cuts and Jobs Act of 2017;
•changes in accounting standards;
•changes in corporate governance standards;
•discovery of material weaknesses in our internal controls;
•our ability to comply with all covenants in our indentures and the ONE Gas Credit Agreement, a violation of which, if not cured in a timely manner, could trigger a default of our obligations;
•our ability to attract and retain talented employees, management and directors, and shortage of skilled-labor;
•unexpected increases in the costs of providing health care benefits, along with pension and postemployment health care benefits, as well as declines in the discount rates on, declines in the market value of the debt and equity securities of, increases in funding requirements for, our defined benefit plans; and
•the ability to successfully complete merger, acquisition or divestiture plans, regulatory or other limitations imposed as a result of a merger, acquisition or divestiture, and the success of the business following a merger, acquisition or divestiture.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail in Part 1, Item 1A, Risk Factors, in our Annual Report. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

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